Exhibit 1

JOINT FILING AGREEMENT

This JOINT FILING AGREEMENT, dated as of February 12, 2015, is entered into by and among Intrawest S.a r.l., Intrawest Europe Holdings S.a r.l., Intrawest Holdings S.a r.l., Intrawest Cayman L.P., FIG LLC, Fortress Operating Entity I LP, FIG Corp., and Fortress Investment Group LLC. Each of the above are collectively referred to herein as the "Parties" and each individually as a "Party." Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that the Statement on Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13G shall be filed on behalf of each of the Parties without the necessity of executing or filing additional joint filing agreements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.

INTRAWEST S.A R.L.

By:	/s/ Nick Fegan
Name:	Nick Fegan
Title:	Manager

INTRAWEST EUROPE HOLDINGS S.A R.L.

By:	/s/ Nick Fegan
Name:	Nick Fegan
Title:	Manager

INTRAWEST HOLDINGS S.A R.L.

By:	/s/ Nick Fegan
Name:	Nick Fegan
Title:	Manager

INTRAWEST CAYMAN L.P. By: Intrawest Cayman GP Ltd., its general partner

By:	/s/ David Brooks
Name:	David Brooks
Title:	Assistant Secretary

FIG LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

[Signature Page to Intrawest Schedule 13G – Joint Filing Agreement]

FORTRESS OPERATING ENTITY I LP By: FIG CORP., its general partner

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

FIG CORP.

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

FORTRESS INVESTMENT GROUP LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

[Signature Page to Intrawest Schedule 13G – Joint Filing Agreement]